EXHIBIT 10.37


                       AMENDMENT TO PROMISSORY NOTE


         The undersigned, Daniel H. Schulman hereby agrees that the Promissory Note dated July 2, 1999, issued by me to priceline.com
Incorporated is hereby amended by adding a new paragraph after the fourth paragraph thereof reading in full as follows:

         "The Borrower shall be obligated to prepay this Note in whole, plus accrued interest, on the date 30 days following termination of Borrower's employment by the Company for "Cause" or by the Borrower voluntarily without "Good Reason".

         IN WITNESS WHEREOF, I have signed this Amendment to Promissory Note on March 28, 2000.


                                               __________________________
                                               Daniel H. Schulman